Annual Report

Global
Stock Fund

October 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Global Stock Fund

o Global stocks were strong through July, but problems in Russia led to a downturn in most stock markets before they rallied near the end of the period.

o The fund's return was a negative 4.56% for the six months ended October 31 but a positive 12.89% for the 12-month period, ahead of the Lipper peer group average but behind the MSCI index.

o During the past six months, the fund's superior returns against the Lipper average were due to positions in quality growth stocks that held up relatively well during the correction.

o More than 40% of fund assets were invested in the U.S., just under 40% in Europe, 9% in Japan, and the balance in Latin America, other Asian markets, and cash reserves.

o    We  believe  the  fund's   geographical   allocation  and  emphasis  on
     reasonably priced growth stocks will provide attractive returns over time.

Fellow Shareholders

The fiscal year ended October 31, 1998, comprised two quite separate parts. In the first, world stock markets recovered well from the Asian crisis of late 1997, and by July many of them had reached new highs. From this point on, investor confidence was again challenged by problems in emerging markets, but this time the culprit was Russia. The collapse of the ruble, together with Russia's de facto default on its government bonds, precipitated a severe correction in both established and less developed global markets. Despite these traumas, investor confidence did not disappear entirely, and recent months witnessed a good recovery in foreign and U.S. markets.

Performance Comparison

Periods Ended 10/31/98                      6 Months          12 Months
--------------------------------------------------------------------------------

Global Stock Fund                             -4.56%             12.89%

MSCI World Index                              -2.85              15.69

Lipper Global Funds Average                   -9.83               5.31

Fund results for the fiscal year were significantly better than the Lipper Global Funds Average. During the past 12 months, the fund's return was behind that of the Morgan Stanley Capital International World Index. This shortfall was mainly due to the weakness of Latin America where the fund held small positions that are not part of the index. Stock selection, which was biased toward growth companies rather than cyclical stocks, was also adverse. For the six months ended October 31, the fund posted a decline moderately greater than the index but significantly smaller than the Lipper average, and our bias toward quality growth shares helped us versus Lipper as these stocks held up relatively well during last summer's steep correction.

For most of the year, Europe and the U.S. provided the safest markets for the global investor as their individual economies continued to grow. European currencies also strengthened against the U.S. dollar, providing a boost for U.S. investors in those markets. Although equities endured an uncomfortable period in late summer, the advent of Economic and Monetary Union (EMU) in January 1999 is an important milestone in the history of European integration and presents opportunities for both corporations and investors. In contrast, Japan's economy continued to be disappointing and a recession seems to have widened its grip. Concern focused on the inability of the authorities to confront the country's banking crisis, and a stream of disappointing corporate earnings also damaged sentiment. Elsewhere in Asia, the erstwhile tiger economies turned down following the financial collapse a year ago, but authorities in Hong Kong were at least able to fight off the speculators and maintain the currency peg to the U.S. dollar.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

Market Performance
--------------------------------------------------------------------------------
                                                          Local
                                                       Currency
Six Months                                 Local             vs.          U.S.
Ended 10/31/98                          Currency     U.S. Dollar       Dollars
--------------------------------------------------------------------------------

France                                    -8.17%           8.29%        -0.55%

Germany                                    -8.44           8.35          -0.80

Hong Kong                                   9.60           --             9.60

Italy                                     -11.13           8.16          -3.88

Japan                                     -15.99          13.39          -4.74

Mexico                                    -17.98         -15.70         -30.85

Netherlands                               -15.78           8.18          -8.89

Norway                                    -27.55           1.16         -26.70

Switzerland                               -10.68          10.76          -1.07

United Kingdom                             -7.76           0.16          -7.61

United States                               0.11           --             0.11


Source: FAME Information Services, Inc.; based on MSCI indices.

In Latin America, there was optimism during the summer that these economies would avoid the contagion that started in the Pacific and reemerged with Russia's financial collapse in July. After all, Latin America had courageously pursued a path of reform and it appeared as though stock markets there deserved more sympathetic treatment. However, sympathy is a sentiment in short supply when fear is in the saddle, and Latin American markets were eventually dragged into the turmoil. It looks as though Brazil, the key economy in the region, has so far survived the worst of the crisis, and the recently announced $41 billion support package sponsored by the International Monetary Fund (IMF) will at least buy the country more time.


INVESTMENT REVIEW

United States

With its sharp rises and dramatic declines, the U.S. stock market resembled a roller coaster during the last six months before ending the period pretty much where it started. The relatively strong domestic economy coupled with low interest rates led to decent performance during the first three months. Then, in the middle of July, troubles in the Far East rippled through Russia and over to Latin America. In August, as Brazil began to teeter and Japan continued to struggle, the U.S. market crumbled. Finally, Japan began to address some of its longstanding economic problems, and the IMF announced a support package for Brazil. Domestic stocks recovered in September and October, and while the U.S. market was volatile, it nonetheless managed to outperform most other equities markets over the past six months.

Geographic Diversification
                                                    Latin    Other and
United States     Europe      Japan   Far East    America     Reserves

           43         39          9          3          2            4

Based on net assets as of 10/31/98.

We believe a rebound in corporate earnings could be delayed because a recovery in the Far East might take longer than anticipated, and we expect both U.S and European economic growth to slow during the next six months. Nevertheless, large well-managed growth companies such as GE, Freddie Mac, Merck, and Tyco International should bear up well during any slowdown. Their strong managements and systems allow them to adjust quickly as the economic landscape changes.

During the last six months, portfolio results were helped by strong performance from pharmaceutical giants Biogen and Warner-Lambert, technology stalwarts Microsoft and EMC, and steady earners Philip Morris and Wal-Mart. On the negative side of the ledger, earnings shortfalls from Parametric Technology and HealthSouth, two companies that had never disappointed since they went public, hurt returns. We added to our Parametric holdings as the shares overreacted to the news, in our view. Several mid-cap technology stocks also impaired performance as economic concerns led to declining price/earnings multiples. In most instances, we added to these holdings as well. We initiated several key positions during the period, such as Dell Computer and America Online, both of which performed exceptionally well afterward. Other new purchases included Coca-Cola, Automatic Data Processing, and Bank of New York, which we added at what appear to be reasonable valuations.

Europe

In May 1998, a significant event occurred along the road to EMU. This was the point at which the European Monetary Institute (EMI) would decide which candidate countries had attained the economic convergence criteria of the Maastricht Treaty and would adopt the euro as their currency on January 1, 1999. At the time it was negotiated, the Maastricht Treaty laid down tough benchmarks for public finance, inflation, and interest rates. Skeptics doubted whether many countries would achieve these benchmarks, and it was a remarkable accomplishment that 11 of the 15 members of the European Union made the grade. Only Greece failed to meet the Maastricht criteria while the U.K., Sweden, and Denmark decided for different reasons not to join EMU in the first round. The EMI has now converted itself into the European Central Bank (ECB), which beginning in January 1999 will have sole responsibility for monetary policy over the 11 countries joining EMU-the so-called Euro Zone. Until the euro appears as a physical currency in 2002, the new ECB will ensure that all member currencies trade at fixed exchange rates with one another and with the euro. National notes and coins will be steadily withdrawn after the euro begins to circulate, and by mid-2002 it will be the only currency of the Euro Zone.

The advent of a single currency will bring greater transparency to the single market and real cost savings for business. For some time now there has been much merger and acquisition activity as corporations positioned themselves for this change. This was one factor fueling strong markets in Europe, but pension fund reform and the prospect of converting savers into investors have also helped sentiment. The arrival of the euro will not by itself have any impact on your fund's portfolio, but the longer-term benefits of EMU remain compelling and support a strategy where just over 70% of the fund's assets are in EU member states and 54% in countries going for full monetary union.

The U.K., where we committed nearly 10% of portfolio assets, has the largest economy of the four EU member states not adopting the euro in January 1999. At the time of the original Maastricht negotiations, the U.K. negotiated an opt-out clause. With the U.K. not joining the rest of Europe, Mr. Blair and his government are happy to continue with this wait-and-see policy. Hampered by strong sterling and relatively high interest rates, the U.K. manufacturing sector has been under pressure for some time, and signs of a slowdown recently appeared in the service sector too. Not surprisingly, the Bank of England loosened monetary policy with several interest rate cuts, but because most of Britain's trade is with Continental Europe, the authorities will want to ensure that sterling closely shadows the euro.

The U.K. stock market behaved reasonably well during recent turbulence, with pharmaceutical giants such as Glaxo Wellcome and SmithKline Beecham exhibiting their defensive qualities. As on the Continent, companies have been positioning themselves for an ever more integrated Europe. A good example is Kingfisher, which revealed plans to swap its home improvement business for a stake in Castorama, the number one do-it-yourself retailer in France. BP surprised the market with its merger with Amoco in the U.S., and we recently added to Unilever, the multinational consumer goods company that continues to increase profits by restructuring, cutting costs, and improving asset utilization.

Turning to the Continent, the most important news was Germany's election of Gerhard Schroeder as the new Chancellor, marking a political shift to the center-left. The core Euro Zone economies of Germany, France, and Italy are each showing similar characteristics of sluggish growth and stubbornly high unemployment. Their left-of-center governments are putting pressure on the ECB to adopt more stimulatory policies, but with considerable independence built into its constitution, the ECB's priority will be controlling inflation. All Continental markets fell sharply in August and early September, but declines were softened for U.S. investors by the strength of local currencies against the dollar. Our core positions such as business publishers Wolters Kluwer and Reed Elsevier continued to show steady profit growth, and their stocks held up well. In France the drug company Sanofi and retailer Pinault-Printemps announced better-than-expected results, as did the pharmaceutical wholesaler and retailer Gehe, one of our largest positions in Germany.

Although the portfolio is slightly underweighted in the financial sector, many leading stocks suffered during the recent correction. In the Netherlands, ING Groep and leading Swiss banks Credit Suisse Group and UBS fell sharply when they announced higher-than-expected exposure to Russia and other emerging markets.

Far East

Japan's economy moved into recession with the announcement that GDP for the quarter ended September 30 contracted at a rate of 0.8% compared with the first fiscal quarter. Policymakers face two major issues. First, since private consumption is such a large component of GDP, they badly need to stimulate consumer spending. Traditionally, Japanese corporations have looked after their employees from cradle to grave, but these cherished values have been challenged with rising unemployment and widespread discussion on whether Japan can really provide for its growing number of retirees. Because of such uncertainties, consumer spending remains depressed despite historically low interest rates.

The second issue is the country's banking crisis, which came to a head a year ago but has still not been confronted fully by the authorities. Many of Japan's banks are technically insolvent even though the full extent of their bad debts has not been fully disclosed. The government should probably close the weak banks and recapitalize the better ones, but continuing inaction has contributed to poor sentiment in the stock market. The Tankan survey of business confidence for September revealed that sentiment was worse than expected. This survey is a key leading indicator for future growth and capital expenditure, and it is worrisome that it showed no sign of improvement.

There has been widespread dissatisfaction in Japan with the government's performance, and the disastrous showing of the ruling Liberal Democratic Party
(LDP) in July's election was no surprise. Following this setback Prime Minister Hashimoto resigned, but it looked like business as usual when Mr. Obuchi, the most conservative of the three leading candidates, became LDP leader and Prime Minister. It remains to be seen whether he will implement the radical policies Japan needs. Perhaps the biggest surprise came from the currency market when the yen recovered sharply against the U.S. dollar in October. Many hedge fund operators had been borrowing yen to buy higher-yielding U.S. Treasuries. As the yen weakened, this strategy provided a currency gain, but as the yen recovered traders scrambled to cover their open positions, which accelerated its upward momentum.

The Japanese market was weak during the past six months, but the strength of the yen moderated these declines for U.S. investors, as can be seen in the table on page 3. We biased our holdings toward international companies operating in the technology,consumer electronics, and business equipment fields such as Sony, Canon, and Matsushita. These stocks performed relatively well, particularly during periods when the yen was weak. Recently they have started to look somewhat overvalued, and since many of them are exporters their prospects will be hampered if the yen improves further.

Our positions in the rest of Asia were very small and were dominated by the stock markets of Australia and Hong Kong. The Australian economy has shown moderate growth, a considerable achievement given the downturn in Asian countries that are now Australia's major trading partners. In the recent general election, Mr. Howard's liberal coalition just managed to retain power, which was well received by the stock market. The economy will benefit from gradual labor reform and further privatization of government assets. Our positions in Australia included media conglomerate News Corporation, banking stocks such as Westpac and National Australian Bank, and several utilities. Given the continued deflation in world commodity prices, we have avoided the natural resource sector.

Industry Diversification

                                                     Percent of Net Assets
                                                     4/30/98      10/31/98
--------------------------------------------------------------------------------

Services                                                27.2%        30.8%

Consumer Goods                                          21.3         21.9

Finance                                                 19.6         18.4

Capital Equipment                                       13.7         12.9

Energy                                                   8.4          7.4

Materials                                                3.0          2.4

Multi-industry                                           2.3          1.7

All Other                                               --            0.2

Reserves                                                 4.5          4.3
--------------------------------------------------------------------------------

Total                                                  100.0%       100.0%


In Hong Kong, sentiment was dominated by a fierce battle to maintain the exchange rate peg between the Hong Kong and U.S. dollars in the face of intense speculation to break it. As the attack on the Hong Kong currency mounted, the first tactic was a dramatic increase in interest rates that only served to provide speculators with an opportunity to sell stocks short in a falling market. Hong Kong's Financial Secretary broadened his defense by using Hong Kong's foreign exchange reserves to support the stock market-a courageous strategy considering the free market principles that have made an important contribution to Hong Kong's prosperity. Happily the strategy worked, the speculators retreated, and the currency peg held, but the price paid was significant damage to the economy itself, particularly the real estate market that is so sensitive to interest rates. Although we expect the broad economic picture in Hong Kong to remain difficult, its stock market houses some of the region's strongest and best-managed companies. Trading, transport, and real estate conglomerate Hutchison Whampoa remained a core holding and performed well during the past six months. We also had positions in infrastructure plays such as HK Telecom and Huaneng Power, which operates in mainland China.

At the end of October, your portfolio had negligible positions in other Pacific markets where the economies will take some time to recover from the financial collapse that began a year ago. Having said this, the stock markets in many of these emerging economies have recently stabilized following their disastrous falls during the early summer. We are not yet tempted to return to these markets but continue to monitor the situation carefully.

Latin America

The stock markets of Latin America were weak for most of the year and have continued to show extreme volatility. The latest crisis was triggered by the Russian debt default in August that unleashed another wave of selling in emerging markets throughout the world. Brazil suffered huge outflows of foreign exchange reserves in both August and September, and the exchange rate of the real against the U.S. dollar was maintained only by a massive increase in interest rates. By the middle of September, a vicious circle of higher interest rates, failing confidence, and increased capital outflows threatened to spiral into a major market rout, but an indication that there would be a $41 billion support package sponsored by the IMF helped stabilize the capital markets. President Cardoso seems to have persuaded the electorate that he has sufficient experience and skill to deal with the financial crisis and was reelected with a comfortable majority. However, the major weakness of the Brazilian economy is the persistently high fiscal deficit. Now that Brazil's financial crisis has receded and elections are over, the markets will be looking for significant action on the deficit rather than statements of good intent.

In contrast with brazil, argentina demonstrated its commitment to fiscal discipline by cutting spending by more than $1.3 billion to achieve the fiscal deficit target of 1% of GDP agreed to with the IMF.

In contrast with Brazil, Argentina demonstrated its commitment to fiscal discipline by cutting spending by more than $1.3 billion to achieve the fiscal deficit target of 1% of GDP agreed to with the IMF. Argentina was one of the region's better-performing stock markets over the six months, and increasing evidence of its economic self-discipline was a contributing factor. In Mexico, the economy held up remarkably well despite rising interest rates and a weak peso. Its stock market was also battered during the emerging market crisis, but its closer ties to the U.S. will afford some protection.

Key holdings include telecommunications giants Telebras in Brazil and Telmex in Mexico. Both companies have great potential as rising prosperity increases fixed line telephone penetration in these highly populated countries and powers the growth of cellular technology.

INVESTMENT POLICY AND OUTLOOK

The fiscal year under review was frustrating for international investors. It started well, and by midsummer many markets reached new highs, but the turbulence of August and early September was very disappointing. Despite the soundness of the U.S. economy, even Wall Street was caught up in this worldwide correction.

In europe, the euro will arrive in a few weeks, and 11 countries will make a major commitment to economic integration when they adopt full monetary union.

Now that stock markets have settled down, it is worth taking a cold hard look at how world economies might develop from here. We expect economic growth to slow somewhat in the U.S. during 1999. However, falling interest rates and low inflation should provide a good backdrop for equities, although we believe returns will moderate from the sharp gains of recent years. In Europe, the euro will arrive in a few weeks, and 11 countries will make a major commitment to economic integration when they adopt full monetary union. This by itself will be a significant achievement, but the price has been lower economic growth than would otherwise have been the case. The prize for their endeavors, however, will be a single currency market where the potential is underpinned by sound public finance, lower inflation, and a current account surplus. This will provide a strong platform for future growth and is in sharp contrast to economies of the Pacific that are still struggling. Also, many observers now feel the euro will be a strong currency against the dollar, and if more international trade is denominated in the euro, central banks throughout the world will increasingly regard it as a key currency for their foreign exchange reserves. Companies in which we invest are already exploiting the opportunities of closer integration in Europe, and management increasingly recognizes the importance of shareholder value. For all these reasons, it makes sense that Europe should play a strong role in our global portfolio.

It is perhaps more difficult to make a compelling case for other overseas markets, but there is still plenty of opportunity. Despite continuing problems in Japan, its stock market is too large to ignore entirely and is showing signs of stabilizing after a long decline. As we mentioned before, Tokyo remains the home of world-class corporations, many of which form the heart of our Japanese portfolio. These holdings have served us well, and it is time to begin considering some more domestically oriented blue chips. However, although we can find Japanese companies we like, there is still too much economic uncertainty for us to make a major push back into this market.

Turning to emerging markets, the economic turmoil that overwhelmed the smaller Asian economies a year ago has yet to work itself out, and our positions in Asia outside of Japan remain very low. In contrast with some of the smaller Asian economies, governments of key Latin American countries are committed to reform and have shown admirable economic discipline during difficult times. We believe they are well positioned for the future and any global portfolio, including ours, should have a commitment to this part of the world.

Thus, the fund's geographical allocation seems appropriate, and our commitment to growth companies priced at reasonable valuations will be helpful, in our view, if we encounter a period of slower economic growth. We believe this strategy makes sense for the current environment.

Respectfully submitted,

Martin G. Wade
President

November 23, 1998


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  10/31/98
--------------------------------------------------------------------------------
National Westminster Bank, United Kingdom                              1.4%

SmithKline Beecham, United Kingdom                                     1.3

Wolters Kluwer, Netherlands                                            1.2

Nestle, Switzerland                                                    1.2

Freddie Mac, United States                                             1.1

--------------------------------------------------------------------------------
MCI WorldCom, United States                                            1.0

Vivendi, France                                                        0.9

Glaxo Wellcome, United Kingdom                                         0.9

GE, United States                                                      0.9

Novartis, Switzerland                                                  0.9

--------------------------------------------------------------------------------
Citigroup, United States                                               0.8

Royal Dutch Petroleum, Netherlands                                     0.8

Tyco International, United States                                      0.8

Diageo, United Kingdom                                                 0.8

Kingfisher, United Kingdom                                             0.8

--------------------------------------------------------------------------------
Safeway, United Kingdom and United States                              0.8

Microsoft, United States                                               0.7

Norwest, United States                                                 0.7

Mobil, United States                                                   0.7

ING Groep, Netherlands                                                 0.7

--------------------------------------------------------------------------------
Philip Morris, United States                                           0.7

Shell Transport & Trading, United Kingdom                              0.7

Roche Holdings, Switzerland                                            0.7

Warner-Lambert, United States                                          0.6

Danaher, United States                                                 0.6

--------------------------------------------------------------------------------

Total                                                                 21.7%


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GLOBAL STOCK FUND
--------------------------------------------------------------------------------

As of 10/31/98
         GLS-area
                     MSCI World           Lipper Global       Global Stock
                     Index                Funds Average       Fund

12/31/95             10,000               10,000              10,000
10/96                10,967               11,136              11,350
10/97                12,858               13,061              13,277
10/98                14,875               13,703              14,989


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.


                                                          Since      Inception
Periods Ended 10/31/98                    1 Year      Inception           Date
--------------------------------------------------------------------------------

Global Stock Fund                          12.89%         15.32%      12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Financial Highlights
                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                            Year       12/29/95
                                           Ended        Through
                                        10/31/98       10/31/97      10/31/96

NET ASSET VALUE

Beginning of period                        13.01          11.35         10.00

Investment activities
  Net investment income                     0.09*          0.06*         0.05*
  Net realized and
  unrealized gain (loss)                    1.52           1.84          1.30

  Total from
  investment activities                     1.61           1.90          1.35

Distributions
  Net investment income                    (0.06)         (0.06)          --
  Net realized gain                        (0.53)         (0.18)          --

  Total distributions                      (0.59)         (0.24)          --

NET ASSET VALUE
End of period                              14.03          13.01         11.35
                                           ----------------------------------

Ratios/Supplemental Data

Total return#                              12.89%*        16.98%*       13.50%*

Ratio of expenses to
average net assets                          1.20%*         1.30%*        1.30%*!

Ratio of net investment
income to average
net assets                                  0.76%*         0.68%*        0.88%*!

Portfolio turnover rate                     47.1%          41.8%         50.0%!

Net assets, end of period
(in thousands)                            44,116         32,020        14,916

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97, and a 1.20% voluntatry expense limitation in effect through 10/31/99.
! Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 1998

Statement of Net Assets
                                                     Shares/Par        Value
--------------------------------------------------------------------------------
                                                           In thousands

ARGENTINA  0.4%

Common Stocks  0.4%

Banco de Galicia Buenos Aires
  (Class B) ADR (USD)                                       774           13

Banco Frances del Rio de la Plata
  (Class B) ADR (USD)                                       675           14

Perez Companc (Class B)                                   4,934           25

Telefonica de Argentina (Class B)
  ADR (USD)                                               1,380           46

YPF Sociedad Anonima (Class D)
  ADR (USD)                                               2,878           83

Total Argentina (Cost $196)                                              181


AUSTRALIA  1.4%

Common Stocks  1.3%

AMP Limited *                                             2,000           24

Australian Gas Light                                      5,237           38

Brambles Industries                                       2,000           44

Broken Hill Proprietary                                   3,474           30

Colonial Limited                                          9,944           33

Commonwealth Bank of Australia                            3,836           48

Fosters Brewing Group                                     6,000           15

Goodman Fielder                                          19,000           25

John Fairfax Holdings                                    12,000           21

Lend Lease                                                1,633           36

National Australia Bank                                   2,135           28

News Corporation                                          7,919           54

Publishing & Broadcasting                                 4,400           17

Tabcorp Holdings                                          4,500           30

Telstra, Installment Receipts,
 11/17/98                                                17,375           69

Westpac Bank                                              6,334           38

Woodside Petroleum                                        4,000           21

                                                                         571

Preferred Stocks  0.1%

News Corporation                                          6,153           37

Star City Holdings                                       22,000           15

                                                                          52

Total Australia (Cost $591)                                              623


BELGIUM  1.0%

Common Stocks  1.0%

Dexia                                                       139           22

Fortis                                                      406          117

KBC Bancassurance Holding                                 3,250          227

Societe Europeenne des Satellites
  (Class A)                                                 100           17

UCB                                                           9           52

Total Belgium (Cost $277)                                                435


BRAZIL  1.1%

Common Stocks  0.1%

Pao de Acucar ADR (USD)                                   1,000           16

Unibanco GDR (USD)                                          693           12

                                                                          28

Preferred Stocks  1.0%

Banco Bradesco                                        3,059,426           18

Banco Itau                                               31,000           15

Brahma                                                   32,654           15

Cia Cimento Portland Itau                                28,000            4

Cia Energetica Minas Gerais                             613,108           12

Cia Energetica Minas Gerais ADR
  (144a) (USD)                                              183            4

Cia Energetica Minas Gerais ADR
  Sponsored, Nonvoting (USD)                                479            9

Encorpar                                                 23,000            0

Pao de Acucar GDR (USD)                                     190            3

Petrol Brasileiros                                      376,720           47

Telebras ADR (USD)                                        3,555          270

Telecomunicacoes de Sao Paulo                           236,503           40

Telecomunicacoes de Sao Paulo Celular
  (Class B) *                                           225,887           11

Unibanco, Units
  (Each unit consists of 1
  preferred share and
  1 Unibanco Holdings (Class B) share)                      351            0

                                                                         448

Total Brazil (Cost $686)                                                 476


CANADA  0.5%

Common Stocks  0.5%

Alcan Aluminum                                            1,080           27

Fairfax Financial *                                         300           90

Royal Bank of Canada                                        430           20

Royal Bank of Canada (USD)                                2,200          101

Total Canada (Cost $228)                                                 238


CHILE  0.0%

Common Stocks  0.0%

Chilectra ADR (144a) (USD)                                  584           11

Compania Cervecerias Unidas ADR (USD)                       200            4

Total Chile (Cost $19)                                                    15


CHINA  0.1%

Common Stocks  0.1%

Huaneng Power International
  ADR (USD) *                                             3,100           43

Total China (Cost $57)                                                    43


CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom                                                 400            6

Total Czech Republic (Cost $5)                                             6


DENMARK  0.1%

Common Stocks  0.1%

Den Danske Bank                                             260           35

Tele Danmark                                                 80            9

Unidanmark (Class A)                                        280           21

Total Denmark (Cost $39)                                                  65


FINLAND  0.3%

Common Stocks  0.3%

Nokia (Class A)                                           1,550          141

Total Finland (Cost $60)                                                 141


FRANCE  5.6%

Common Stocks  5.6%

AXA                                                       1,503          170

Accor                                                       126           26

Alcatel Alsthom                                             875           97

Canal Plus                                                   90           22

Carrefour                                                   152          101

Cie de St. Gobain                                           602           89

Credit Commercial de France                                 887           62

Danone                                                      350           93

Dexia France, Bearer                                        110           16

Elf Aquitaine                                               752           87

GTM Entrepose                                               210           23

L'Oreal                                                      94           54

Lafarge                                                     357           37

Lapeyre                                                     404           36

Legrand                                                     150           38

Pathe                                                       117           22

Pinault Printemps Redoute                                 1,355          227

Primagaz                                                    130           12

Sanofi                                                    1,235          193

Schneider                                                 1,705          101

Societe Generale                                            473           63

Sodexho Alliance                                            920          179

Television Francaise                                        533           88

Total (Class B)                                           2,013          232

Vivendi                                                   1,787          408

Total France (Cost $1,923)                                             2,476


GERMANY  4.1%

Common Stocks and Warrants 3.8%

Allianz                                                     420          144

Bayer                                                     1,972           80

Bayerische Vereinsbank                                    2,867          228

Buderus                                                      30           12

Deutsche Bank                                             1,938          121

Deutsche Telekom                                          3,486           95

Dresdner Bank                                             2,827          110

Dresdner Bank, Warrants,
  4/30/02 *                                               1,201           17

Gehe                                                      3,370          253

Hoechst                                                     610           25

Hornbach Baumarkt                                           120            5

Mannesmann                                                2,030          200

Rhoen Klinikum                                              317           32

SAP                                                         370          155

Siemens                                                     703           42

Veba                                                      2,500          140

Volkswagen                                                  610           46

                                                                       1,705

Preferred Stocks  0.3%

Fielmann                                                    260           12

Fresenius                                                   100           17

Hornbach Holdings                                           230           17

SAP                                                         161           79

                                                                         125

Total Germany (Cost $1,636)                                            1,830


HONG KONG  0.8%

Common Stocks  0.8%

CLP Holdings                                              8,000           45

Cheung Kong Holdings                                      2,000           14

Hang Seng Bank                                            3,000           26

Henderson Land Development                                9,000           44

Hong Kong Telecommunications                             19,600           39

Hutchison Whampoa                                        21,000          151

Sun Hung Kai Properties                                   2,000           14

Total Hong Kong (Cost $310)                                              333


IRELAND  0.0%

Common Stocks  0.0%

CBT Group ADR (USD) *                                       844           10

Total Ireland (Cost $38)                                                  10


ITALY  2.8%

Common Stocks  2.8%

Assicurazioni Generali                                    2,480           89

Banca Commerciale Italiana                                5,000           31

Banca di Roma                                            48,000           84

Credito Italiano                                         27,825          149

ENI                                                      26,609          158

Gucci Group (USD)                                           635           24

IMI                                                       7,000          108

Industrie Natuzzi ADR (USD)                               1,000           18

Istituto Nazionale delle
  Assicurazioni                                          17,000           47

Italgas                                                   4,600           21

Mediolanum                                                2,846           71

Rinascente                                                2,000           19

Telecom Italia                                           36,440          263

Telecom Italia Mobile                                    30,000          174

Total Italy (Cost $1,027)                                              1,256


JAPAN  8.6%

Common Stocks  8.6%

Advantest                                                   300           19

Alps Electric                                             2,000           28

Amada                                                     5,000           30

Canon                                                    10,000          189

Citizen Watch                                             4,000           22

DDI                                                          10           29

Daifuku                                                   1,000            4

Daiichi Pharmaceutical                                    4,000           67

DaiNippon Screen Manufacturing                            4,000            9

Daiwa House                                               5,000           56

Denso                                                    10,000          188

East Japan Railway                                           19          113

Fanuc                                                     1,200           36

Fujitsu                                                   2,000           21

Hitachi                                                  11,000           56

Honda Motor                                               1,000           30

Inax                                                      3,000           15

Ito-Yokado                                                3,000          175

Kao                                                       5,000          101

Kokuyo                                                    3,000           40

Komatsu                                                   5,000           27

Komori                                                    2,000           37

Kuraray                                                   7,000           75

Kyocera                                                   3,000          133

Makita                                                    4,000           42

Marui                                                     7,000          122

Matsushita Electric Industrial                           11,000          161

Mitsubishi                                                7,000           37

Mitsubishi Heavy Industries                              32,000          124

Mitsui Fudosan                                           14,000           93

Murata Manufacturing                                      3,000          101

NEC                                                      17,000          126

NTT Mobile Communication
  Network                                                     1           36

Nippon Telegraph & Telephone                                  9           70

Nomura Securities                                        10,000           76

Pioneer Electronic                                        2,000           33

Sangetsu                                                  1,000           12

Sankyo                                                    8,000          180

Sekisui Chemical                                          8,000           44

Sekisui House                                             5,000           50

Seven-Eleven Japan                                        1,000           76

Shin-Etsu Chemical                                        6,000          119

Shiseido                                                  3,000           33

Sony                                                      2,600          165

Sumitomo                                                 11,000           53

Sumitomo Electric Industries                             15,000          166

Sumitomo Forestry                                         3,000           20

TDK                                                       2,000          132

Tokio Marine & Fire Insurance                             3,000           34

Tokyo Electronics                                         2,000           65

Tokyo Steel Manufacturing                                 2,300           10

Toppan Printing                                           5,000           51

Uny                                                       3,000           49

Total Japan (Cost $4,725)                                              3,780


MEXICO  0.8%

Common Stocks  0.8%

Cemex, Participating Certificates
  (Represents 1 Class A share)                               90            0

Cemex (Class B)                                           3,000            8

Cemex ADS (Represents 2 Participating
  Certificates) (USD)                                     5,000           23

Cifra (Class V) ADR (USD) *                                 250            3

Femsa UBD (Represents 1 Class B,
  2 Series D (Class B) and
  2 Series D (Class L) shares) *                          8,460           22

Gruma (Class B)                                           4,906           12

Gruma (Class B) ADS (144a) (USD) *                        1,045           10

Grupo Industrial Maseca (Class B)                        12,000           10

Grupo Modelo (Class C)                                   12,000           25

Grupo Televisa GDR (USD) *                                  723           20

Kimberly-Clark de Mexico (Class A)                        7,721           22

Panamerican Beverages
  (Class A) (USD)                                         1,670           34

Telefonos de Mexico
  (Class L) ADR (USD)                                     2,680          142

TV Azteca ADR (USD)                                       1,100           10

Total Mexico (Cost $381)                                                 341


NETHERLANDS  6.1%

Common Stocks  6.1%

ABN Amro                                                  5,566          104

ASM Lithography                                           2,640           67

Ahold                                                     5,071          168

Akzo Nobel                                                  520           20

CSM                                                       2,288          113

Elsevier                                                 13,217          186

Fortis Amev                                               2,760          179

ING Groep                                                 6,560          317

Koninklijke KPN                                             588           23

Numico                                                    2,110           83

Philips Electronics                                       1,220           65

Polygram                                                  2,225          131

Royal Dutch Petroleum                                     7,560          365

STMicroelectronics (FRF) *                                  730           45

TNT Post Groep                                              588           16

Unilever                                                  3,434          255

Wolters Kluwer                                            2,788          540

Total Netherlands (Cost $2,371)                                        2,677



NEW ZEALAND  0.1%

Common Stocks  0.1%

Telecom Corporation of New Zealand                        5,800           24

Telecom Corporation of New Zealand
  Installment Receipts, 3/31/99                           4,000            8

Total New Zealand (Cost $35)                                              32


NORWAY  0.8%

Common Stocks  0.8%

Bergesen (Class A)                                          380            5

Norsk Hydro                                               3,730          162

Orkla (Class A)                                           9,332          158

Saga Petroleum                                              400            5

Total Norway (Cost $371)                                                 330


PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de
  Exportaciones (Class E) (USD)                             182            4

Total Panama (Cost $8)                                                     4


PORTUGAL  0.3%

Common Stocks  0.3%

Jeronimo Martins                                          2,835          123

Total Portugal (Cost $76)                                                123


RUSSIA  0.0%

Common Stocks  0.0%

Lukoil ADR (USD)                                            120            2

Rao Gazprom ADS (USD) *                                     868            8

Total Russia (Cost $25)                                                   10


SINGAPORE  0.1%

Common Stocks  0.1%

Singapore Press                                           2,333           20

Singapore Telecommunications                             10,000           17

Total Singapore (Cost $56)                                                37


SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronics                                         615           25

Total South Korea (Cost $40)                                              25


SPAIN  1.6%

Common Stocks  1.6%

Argentaria Banca de Espana                                2,040           44

Banco Bilbao Vizcaya                                      2,700           36

Banco Santander                                           6,324          116

Banco Santander, New *                                      126            2

Empresa Nacional de Electricidad                          3,466           87

Gas Natural                                                 685           59

Iberdrola                                                 4,822           78

Repsol                                                      933           47

Telefonica de Espana                                      4,795          217

Total Spain (Cost $492)                                                  686


SWEDEN  1.8%

Common Stocks  1.8%

ABB (Class A)                                             4,330           46

Astra (Class B)                                          12,200          191

Atlas Copco (Class B)                                     2,180           51

Electrolux (Class B)                                      6,850          103

Esselte (Class B)                                           500            7

Granges                                                     350            5

Hennes and Mauritz (Class B)                              2,940          207

Nordbanken Holding                                       22,053          132

Sandvik (Class A)                                           560           11

Sandvik (Class B)                                         2,165           45

Scribona (Class B)                                          290            1

Sifo Group (Class B) *                                      440            2

Total Sweden (Cost $681)                                                 801


SWITZERLAND  4.1%

Common Stocks  4.1%

ABB                                                          70           84

Adecco                                                      326          130

Credit Suisse Group                                         700          107

Nestle                                                      250          531

Novartis                                                    211          380

Roche Holdings,
  Participating Certificates                                 25          291

Swisscom *                                                  112           38

UBS *                                                       936          257

Total Switzerland (Cost $1,558)                                        1,818


UNITED KINGDOM  10.4%

Common Stocks  10.4%

Abbey National                                            7,000          136

Asda Group                                               29,000           77

BG                                                        7,058           46

British Petroleum                                         7,000          104

Cable & Wireless                                         19,000          214

Cadbury Schweppes                                        11,000          168

Caradon                                                  17,700           37

Centrica *                                                4,000            8

Compass Group                                            10,000          101

David S. Smith                                            9,000           19

Diageo                                                   32,326          352

Electrocomponents                                         5,000           33

GKN                                                       2,000           24

Glaxo Wellcome                                           13,000          403

Heywood Williams Group                                    1,000            3

John Laing (Class A)                                      4,000           20

Kingfisher                                               39,800          352

Ladbroke Group                                           12,000           44

National Westminster Bank                                38,000          639

Rank Group                                                6,000           25

Reed International                                       30,000          254

Rio Tinto                                                 8,000           97

Rolls Royce                                               5,000           18

Safeway                                                  14,000           70

Shell Transport & Trading                                51,000          308

SmithKline Beecham                                       46,200          575

Tesco                                                    46,000          126

Tomkins                                                  37,000          171

Unilever                                                  2,000           20

United News & Media                                      12,400          137

Total United Kingdom (Cost $3,917)                                     4,581


UNITED STATES  42.7%

Common Stocks  42.7%

ACE Limited                                               7,000          237

AirTouch Communications *                                 4,100          230

AlliedSignal                                              6,700          261

America Online                                            1,300          165

American Home Products                                    2,800          137

Atlantic Richfield                                        3,000          207

Automatic Data Processing                                 1,900          148

BMC Software *                                            4,000          192

Bank of New York                                          6,200          196

BankAmerica *                                             3,537          203

Biogen *                                                  3,200          222

Bristol-Myers Squibb                                      2,400          265

CBS                                                       7,700          215

CVS                                                       3,684          168

Carnival (Class A)                                        4,200          136

Cellular Communications
  International *                                         3,950          246

Centocor *                                                2,800          125

Chase Manhattan                                           1,400           80

Cisco Systems *                                           3,125          197

Citigroup                                                 7,899          372

Coca-Cola                                                 1,500          101

Colgate-Palmolive                                         2,000          177

Costco Companies *                                        3,000          170

Crescent Real Estate
  Equities, REIT                                          6,700          168

Danaher                                                   7,000          280

Dayton Hudson                                             4,500          191

Dell Computer *                                           2,200          144

Disney                                                    3,100           84

EMC *                                                     2,500          161

Eli Lilly                                                 3,100          251

Emerson Electric                                          2,700          178

Fannie Mae                                                3,600          255

First Data                                                2,300           61

First Union                                               3,800          220

Fred Meyer *                                              3,400          181

Freddie Mac                                               8,300          477

GE                                                        4,600          403

GTE                                                       4,200          247

Galileo International                                     4,500          171

Gartner Group (Class A) *                                 5,200          103

Gillette                                                  1,300           58

Guidant                                                   1,500          115

HBO                                                       2,000           53

Halliburton                                               5,100          183

Hasbro                                                    3,800          133

HealthSouth *                                             7,300           89

Hewlett-Packard                                           2,200          132

Hilton                                                    4,000           80

Hubbell (Class B)                                         4,700          187

Intel                                                     2,600          232

Jacor Communications *                                    2,500          138

Johnson & Johnson                                         2,900          236

Kimberly-Clark                                            4,000          193

MCI WorldCom *                                            7,834          433

Maxim Integrated Products *                               6,900          246

McDonald's                                                1,800          120

Mellon Bank                                                 700           42

Merck                                                     1,800          243

Meredith                                                  1,800           67

Microsoft *                                               3,100          328

Mirage Resorts *                                          7,400          125

Mobil                                                     4,300          325

Morgan Stanley Dean Witter                                1,600          104

Network Associates *                                      6,450          274

Newell                                                    3,000          132

Newmont Mining                                            3,400           72

Norwest                                                   8,800          327

Omnicom                                                   4,500          223

Oracle *                                                  1,800           53

Parametric Technology *                                  11,000          183

Partnerre                                                 5,100          203

PepsiCo                                                   6,300          213

Pfizer                                                    2,100          225

Philip Morris                                             6,100          312

PLATINUM Technology *                                     5,000           82

Procter & Gamble                                          1,000           89

Quorum Health Group *                                     1,500           22

Raytheon (Class B)                                        1,400           81

Rite Aid                                                  5,300          210

SBC Communications                                        5,500          255

Safeway *                                                 5,600          268

Saks *                                                    5,600          127

Sara Lee                                                  2,600          155

Schering-Plough                                           1,200          123

ServiceMaster                                             7,800          165

Starwood Hotels & Resorts, REIT                           5,797          164

Sterling Commerce *                                       3,000          106

Teleflex                                                  4,600          178

Tellabs *                                                 1,000           55

Tenet Healthcare *                                        2,000           56

Texas Instruments                                         1,800          115

Time Warner                                               2,500          232

Total Renal Care Holdings *                               1,700           42

Travelers Property Casualty
  (Class A)                                               3,900          120

Tribune                                                   2,000          115

Tyco International                                        5,832          361

UNUM                                                      4,300          191

USX-Marathon                                              5,200          170

United HealthCare                                         5,500          240

Wal-Mart                                                  3,700          255

Warnaco Group (Class A)                                   9,200          235

Warner-Lambert                                            3,600          282

Waste Management                                          5,400          244

Total United States (Cost $15,802)                                    18,842


SHORT-TERM INVESTMENTS 4.0%

Money Market Funds  4.0%

Reserve Investment Fund,
  5.41% #                                             1,771,315        1,771

Total Short-term Investments (Cost $1,771)                             1,771

Total Investments in Securities

99.7% of Net Assets (Cost $39,401)                                    43,986

Other Assets Less Liabilities                                            130

NET ASSETS                                                            44,116
                                                                      ------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                                     330

Accumulated net realized gain/loss -
net of distributions                                                   1,287

Net unrealized gain (loss)                                             4,590

Paid-in-capital applicable to 3,143,534 shares
of $0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    37,909

NET ASSETS                                                            44,116
                                                                      ------

NET ASSET VALUE PER SHARE                                              14.03
                                                                       -----



   *  Non-income producing
   #  Seven-day yield
144a  Security was purchased pursuant to Rule 144a under the Securities
      Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.06% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 FRF  French franc
 GDR  Global depository receipt
 GDS  Global depository share
REIT  Real Estate Investment Trust
 USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/98

Investment Income
Income
  Dividend (net of foreign taxes of $ 66)                                654
  Interest                                                               120

  Total income                                                           774

Expenses
  Shareholder servicing                                                  145
  Custody and accounting                                                 133
  Investment management                                                   81
  Registration                                                            39
  Prospectus and shareholder reports                                      28
  Legal and audit                                                         17
  Directors                                                                6
  Miscellaneous                                                           26

  Total expenses                                                         475

Net investment income                                                    299

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           1,374
  Foreign currency transactions                                          (39)

  Net realized gain (loss)                                             1,335

Change in net unrealized gain or loss
  Securities                                                           2,524
  Other assets and liabilities
  denominated in foreign currencies                                        2

  Change in net unrealized gain or loss                                2,526

Net realized and unrealized gain (loss)                                3,861

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   4,160
                                                                   ---------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                           Year
                                          Ended
                                       10/31/98                   10/31/97

Increase (Decrease) in Net Assets
Operations
  Net investment income                              299                 164
  Net realized gain (loss)                         1,335               1,315
  Change in net unrealized gain or loss            2,526               1,342

  Increase (decrease) in
  net assets from operations                       4,160               2,821

Distributions to shareholders
  Net investment income                             (153)                (85)
  Net realized gain                               (1,355)               (254)

  Decrease in net assets
  from distributions                              (1,508)               (339)

Capital share transactions*
  Shares sold                                     28,193              23,635
  Distributions reinvested                         1,466                 329
  Shares redeemed                                (20,215)             (9,342)

  Increase (decrease) in net assets
  from capital
  share transactions                               9,444              14,622

Net Assets
Increase (decrease) during period                 12,096              17,104
Beginning of period                               32,020              14,916

End of period                                     44,116              32,020
                                                  --------------------------

*Share information
  Shares sold                                      2,017               1,846
  Distributions reinvested                           117                  28
  Shares redeemed                                 (1,452)               (726)
  Increase (decrease) in shares outstanding          682               1,148

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

T. Rowe Price Global Stock Fund

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors. Currency Translationo Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $301,000; aggregate collateral consisted of $305,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,669,000 and $17,588,000, respectively, for the year ended October 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                   $ 22,000

Paid-in-capital                                                        (22,000)

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $39,401,000. Net unrealized gain aggregated $4,585,000 at period end, of which $7,353,000 related to appreciated investments and $2,768,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $15,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $185,000 of management fees were not accrued by the fund for the year ended October 31, 1998. Additionally, $212,000 of unaccrued management fees and $111,000 of other expenses borne by the manager related to a previous expense limitation are subject to reimbursement through October 31, 1999.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $213,000 for the year ended October 31, 1998, of which $21,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $116,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $521,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


T. Rowe Price Global Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Global Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland

November 18, 1998


Tax Information (Unaudited) for the Tax Year Ended 10/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

--   $1,004,000 from short-term capital gains,

-- $351,000 from long-term capital gains; of which $208,000 was subject to the 20% rate gains category and $143,000 to the 28% rate gains category.

For corporate shareholders, $154,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

The fund will pass through foreign source income of $282,000 and foreign taxes paid of $63,000.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Global Stock Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.        F04-050 10/31/98